UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): June 30, 2014

ChinaNet Online Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 3 Min Zhuang Road, Building 6, Yu Quan Hui Gu Tuspark, Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: +86-10-51600828

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By a letter dated June 30, 2014, the Listing Qualifications Department of the NASDAQ Stock Market LLC (the "NASDAQ") advised ChinaNet Online Holdings, Inc. (the "Company") that, based on its further review and the materials submitted by the Company on June 16, 2014, NASDAQ has determined to grant an exception to enable the Company to regain compliance with NASDAQ's filing requirements as set forth in Listing Rules 5250(c)(1) (the "Rule"). On April 16, 2014 and May 22, 2014, NASDAQ notified the Company that it did not comply with the Rule because it had not filed its Form 10-K for the period ended December 31, 2013 (the "Form 10-K") and its Form 10-Q for the period ended March 31, 2014 (the "Form 10-Q"), respectively. However, on June 16, 2014, the Company filed the Form 10-K with the Securities and Exchange Commission (the "SEC"), therefore, it is no longer non-compliant with this filing. In this June 30, 2014 letter, NASDAQ notified that the Company must file the Form 10-Q as required by the Rule on or before July 31, 2014. In the event the Company does not satisfy the terms of the exception, NASDAQ will provide written notification that its securities will be delisted. At that time, the Company may appeal NASDAQ's determination to a Hearings Panel.

By another letter dated June 30, 2014, NASDAQ advised the Company that as a result of the filing of the Form 10-K, the Company is no longer non-compliant with the filing of the Form 10-K. However, since NASDAQ has not received the Form 10-Q, the Company remains non-compliant with the Rule.

The Company is continuing to work diligently to complete the Form 10-Q. These notifications have no immediate effect on the listing of the Company's common stock on NASDAQ. There can be no assurance, however, that the Company will be able to regain compliance with the listing requirements discussed above or otherwise satisfy the other NASDAQ listing criteria.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on July 2, 2014, disclosing its receipt of NASDAQ's notifications letters dated June 30, 2014 as disclosed under Item 3.01 above. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

No.	Description
99.1	Press Release dated July 2, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2014	ChinaNet Online Holdings, Inc.
	By:	/s/ Handong Cheng Handong Cheng Chief Executive Officer

Exhibit Index

No.	Description
99.1	Press Release dated July 2, 2014